Exhibit 99.1

Knightscope News Release

November 21, 2024 1:15PM PT

Knightscope Announces Proposed Public Offering

MOUNTAIN VIEW, Calif., November 21, 2024 -- Knightscope, Inc. [Nasdaq: KSCP] (“Knightscope” or the “Company”), an innovator in robotics and artificial intelligence (“AI”) technologies focused on public safety, today announces that it is proposing to offer and sell, subject to market conditions, shares of its Class A common stock (or pre-funded warrants in lieu thereof) in an underwritten public offering. Knightscope expects to grant the underwriter a 30-day option to purchase up to an additional 15% of the number of shares of Class A common stock and pre-funded warrants to be offered in this public offering on the same terms and conditions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Knightscope intends to use the net proceeds from the offering for general corporate purposes, including working capital.

Titan Partners Group, a division of American Capital Partners, is acting as sole bookrunner for this offering.

The securities described above will be offered pursuant to a shelf registration statement on Form S-3 (File No. 333-269493), which was previously filed with the Securities and Exchange Commission (“SEC”) and became effective on February 8, 2023. A preliminary prospectus supplement and accompanying base prospectus relating to and describing the terms of the offering will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov, copies of which may be obtained, when available, for free by contacting Titan Partners Group LLC, a division of American Capital Partners, LLC, 4 World Trade Center, 29th Floor, New York, New York 10007, by phone at (929) 833-1246 or by email at prospectus@titanpartnersgrp.com. Before investing in this offering, interested parties should read in their entirety the preliminary prospectus supplement and the accompanying base prospectus and the other documents that the Company has filed with the SEC that are incorporated by reference into such preliminary prospectus supplement and the accompanying base prospectus, which provide more information about the Company and such offering. The final terms of the offering will be disclosed in a final prospectus supplement to be filed with the SEC.

This offering will be made only by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Knightscope

Knightscope builds cutting-edge technologies to improve public safety, and our long-term ambition is to make the United States of America the safest country in the world. Learn more about us at www.knightscope.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions. Forward-looking statements contained in this press release and other communications include, but are not limited to, statements about the Company’s goals, profitability, growth, prospects, reduction of expenses, and outlook. Although Knightscope believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks, uncertainties and other important factors that could cause actual results to differ materially from such forward-looking statements, including the factors discussed under the heading “Risk Factors” in Knightscope’s Annual Report on Form 10-K for the year ended December 31, 2023, as updated by its other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are contained, and Knightscope does not undertake any duty to update any forward-looking statements, except as may be required by law.

Public Relations:

Stacy Stephens

Knightscope, Inc.

(650) 924-1025

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